UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2015

ELECTROMED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	001-34839	41-1732920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Sixth Avenue NW
New Prague, MN 56071

(Address of Principal Executive Offices)(Zip Code)

(952) 758-9299

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement

On November 5, 2015, Electromed, Inc. (the “Company”) renewed its $2,500,000 revolving line of credit with Venture Bank pursuant to a Business Loan Agreement (Asset Based), Rider to Business Loan Agreement (Asset Based) and Change in Terms Agreement (collectively, the “Renewal Documents”). The Renewal Documents provide that the line of credit will be extended for an additional year and will be scheduled to expire on December 18, 2016. Upon effectiveness of the renewal on December 18, 2015, interest on borrowings on the line of credit will accrue at the prime rate, with no interest rate floor, and will remain payable monthly. The amount eligible for borrowing on the line of credit will remain limited to the lesser of $2,500,000 or 57.00% of eligible accounts receivable. Payment obligations under the line of credit also will remain secured by a security interest in substantially all of the tangible and intangible assets of the Company.

The foregoing description of the line of credit, as renewed, is qualified by reference to the text of the Renewal Documents, copies of which are attached as Exhibits 10.1, 10.2, and 10.3 and incorporated herein by reference.

Item 2.02        Results of Operations and Financial Condition

On November 10, 2015, the Company issued a press release announcing its financial results for the three months ended September 30, 2015. The text of the press release is attached as Exhibit 99.1.

Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in response to Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01        Regulation FD

On or about November 10, 2015, the Company dispatched a letter from its president and chief executive officer to the Company’s shareholders, dated November 10, 2015. The text of the shareholder letter is attached as Exhibit 99.2.

Item 9.01        Financial Statements and Exhibits

(d) Exhibits:

10.1          Business Loan Agreement (Asset Based) with Venture Bank, dated December 18, 2015.

10.2          Rider to Business Loan Agreement (Asset Based) with Venture Bank, dated December 18, 2015.

10.3          Change in Terms Agreement with Venture Bank, dated December 18, 2015.

99.1          Press Release dated November 10, 2015.

99.2          Shareholder Letter dated November 10, 2015.

The information contained in Items 2.02 and 7.01 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTROMED, INC.

Date: November 10, 2015	By: /s/ Jeremy T. Brock
	Name:	Jeremy T. Brock
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description	Method of Filing
10.1	Business Loan Agreement (Asset Based) with Venture Bank, dated December 18, 2015.	Filed Electronically

10.2	Rider to Business Loan Agreement (Asset Based) with Venture Bank, dated December 18, 2015.	Filed Electronically

10.3	Change in Terms Agreement with Venture Bank, dated December 18, 2015.	Filed Electronically

99.1	Press Release dated November 10, 2015	Furnished Electronically

99.2	Shareholder Letter dated November 10, 2015	Furnished Electronically